                                                               EXHIBIT (16)(a)


                         UTILITY FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                  n
Formula                                                     P(1+T)   = ERV

Including Payment of the Sales Charge
Net Asset Value                                              $16.44
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,067.12  = ERV
One year period ended 06/30/97                                    1  = n

TOTAL RETURN FOR THE PERIOD                                    6.71% = T


Excluding Payment of the Sales Charge
Net Asset Value                                              $16.44
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,131.98  = ERV
One year period ended 06/30/97                                    1  = n

TOTAL RETURN FOR THE PERIOD                                   13.20% = T

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                                  n
Formula                                                     P(1+T)   = ERV

Including Payment of the Sales Charge
Net Asset Value                                              $16.44
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,288.39  = ERV
Inception through 06/30/97                                     3.93  = n

TOTAL RETURN FOR THE PERIOD                                    6.66% = T


Excluding Payment of the Sales Charge
Net Asset Value                                              $16.44
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,366.77  = ERV
Inception through 06/30/97                                     3.93  = n

TOTAL RETURN FOR THE PERIOD                                    8.27% = T

                         UTILITY FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997


Formula                      ERV - P
                             -------
                                P                    = T

Including Payment of the Sales Charge
Net Asset Value                                  $16.44
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,288.39  = ERV

TOTAL RETURN FOR THE PERIOD                      28.84%  = T


Excluding Payment of the Sales Charge
Net Asset Value                                  $16.44
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,366.77  = ERV

TOTAL RETURN FOR THE PERIOD                      36.68%  = T

                         UTILITY FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                     n
Formula                                        P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                 $16.43
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,082.97  = ERV
One year period ended 06/30/97                       1  = n

TOTAL RETURN FOR THE PERIOD                      8.30%  = T


Excluding Payment of the CDSC
Net Asset Value                                 $16.43
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,122.97  = ERV
One year period ended 06/30/97                       1  = n

TOTAL RETURN FOR THE PERIOD                     12.30%  = T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                     n
Formula                                        P(1+T)   = ERV


Including Payment of the CDSC
Net Asset Value                                 $16.43
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,300.82  = ERV
Inception through 06/30/97                        3.93  = n

TOTAL RETURN FOR THE PERIOD                      6.92%  = T


Excluding Payment of the CDSC
Net Asset Value                                 $16.43
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,325.82  = ERV
Inception through 06/30/97                        3.93  = n

TOTAL RETURN FOR THE PERIOD                      7.44%  = T

                         UTILITY FUND - CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                         ERV - P
                                -------
                                  P                = T

Including Payment of the CDSC
Net Asset Value                                $16.43
Initial Investment                          $1,000.00  = P
Ending Redeemable Value                     $1,300.82  = ERV

TOTAL RETURN FOR THE PERIOD                    30.08%  = T


Excluding Payment of the CDSC
Net Asset Value                                $16.43
Initial Investment                          $1,000.00  = P
Ending Redeemable Value                     $1,325.82  = ERV

TOTAL RETURN FOR THE PERIOD                    32.58%  = T

                         UTILITY FUND - CLASS C SHARES


          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                 n
Formula                                    P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                             $16.43
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,113.73  = ERV
One year period ended 06/30/97                   1  = n

TOTAL RETURN FOR THE PERIOD                 11.37%  = T


Excluding Payment of the CDSC
Net Asset Value                             $16.43
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,123.73  = ERV
One year period ended 06/30/97                   1  = n

TOTAL RETURN FOR THE PERIOD                 12.37%  = T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                 n
Formula                                    P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                             $16.43
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,311.31  = ERV
Inception through 06/30/97                    3.88  = n

TOTAL RETURN FOR THE PERIOD                  7.23%  = T

Excluding Payment of the CDSC
Net Asset Value                             $16.43
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,311.31  = ERV
Inception through 06/30/97                    3.88  = n

TOTAL RETURN FOR THE PERIOD                  7.23%  = T

                         UTILITY FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                      ERV - P
                             -------
                               P                   =   T

Including Payment of the CDSC
Net Asset Value                                 $16.43
Initial Investment                           $1,000.00   = P
Ending Redeemable Value                      $1,311.31   = ERV

TOTAL RETURN FOR THE PERIOD                     31.13%   = T

Excluding Payment of the CDSC
Net Asset Value                                 $16.43
Initial Investment                           $1,000.00   = P
Ending Redeemable Value                      $1,311.31   = ERV

TOTAL RETURN FOR THE PERIOD                     31.13%   = T